UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012

ONCOTHYREON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2012, consistent with our performance review policy with respect to incentive bonuses described in the section captioned “Executive Compensation—Compensation Discussion and Analysis—Variable Cash Compensation—Incentive Bonuses” of our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2011, the compensation committee of our board of directors approved 2011 performance bonuses for our senior officers. The compensation committee also approved 2012 base salaries for each of our senior officers. At a prior meeting, held on December 1, 2011, the compensation committee approved option grants to each of our senior officers.

Name	Title	2011 Incentive Bonus	2012 Base Salary	Option Grant (in shares)
Dr. Robert Kirkman	President and Chief Executive Officer	$192,035	$410,000	100,000
Ms. Julie Eastland	Chief Financial Officer, Vice President of Corporate Development and Secretary	73,098	260,000	50,000
Mr. Gary Christianson	Chief Operating Officer	86,745	292,000	50,000
Dr. Diana Hausman	Vice President of Clinical Development	79,861	335,000	50,000
Dr. Scott Peterson	Vice President of Research and Development	57,900	220,000	50,000

The options granted to each of the officers have an exercise price equal to $6.92, the closing price of our common stock on The NASDAQ Global Market on December 1, 2011. One fourth of the shares underlying each option will vest on the first anniversary thereafter, and 1/48th of the shares underlying each option will vest on each monthly anniversary of the date of grant, such that the shares underlying each option will be fully vested on the fourth anniversary of the date of grant.

Dr. Kirkman, Ms. Eastland, Mr. Christianson, Dr. Hausman and Dr. Peterson are eligible to receive in 2012 incentive bonuses under our performance review policy of up to 50%, 30%, 35%, 30% and 30%, respectively, of their base salary. The 2012 performance goals for our senior officers are related to various corporate objectives, including objectives related to our financial condition, stock price performance, development of our product candidates, technical operations and certain business development activities (although the weighting for such performance goals differs between such senior officers).

Item 8.01	Other Events.

On January 5, 2012, the Company announced that our board of directors appointed Diana Hausman, M.D., as the Company’s Chief Medical Officer, effective immediately. Dr. Hausman has served as the Company’s Vice President, Clinical Development since August 2009.

A copy of the press release of the Company announcing Dr. Hausman’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Oncothyreon Inc. dated January 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.

By:	/s/ Robert L. Kirkman, M.D.
Robert L. Kirkman, M.D.
President & Chief Executive Officer

Date: January 5, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Oncothyreon Inc. dated January 5, 2012.